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                                                                     EXHIBIT 1.1


                                6,850,000 SHARES

                              BEASLEY BROADCAST GROUP, INC.

                     CLASS A COMMON STOCK, PAR VALUE $.001 PER SHARE

                                 UNDERWRITING AGREEMENT

                                                        Dated: February __, 2000

CREDIT SUISSE FIRST BOSTON CORPORATION
BANC  OF AMERICA SECURITIES LLC
SALOMON SMITH BARNEY INC.
DEUTSCHE BANK SECURITIES INC.
  As Representatives of the Several Underwriters,
    c/o Credit Suisse First Boston Corporation,
          Eleven Madison Avenue,
          New York, N.Y. 10010-3629

Ladies and Gentlemen:

     1. Introductory. Beasley Broadcast Group, Inc., a Delaware corporation (the "Company"), proposes to issue and sell 6,850,000 shares ("Firm Securities") of its Class A Common Stock, par value $.001 per share (the "Securities"), and also proposes to issue and sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 1,027,500 additional shares ("Optional Securities") of its Securities, as set forth below. The Firm Securities and the Optional Securities are herein collectively called the "Offered Securities." As part of the offering contemplated by this Agreement, Credit Suisse First Boston Corporation (the "Designated Underwriter") has agreed to reserve out of the Firm Securities purchased by it under this Agreement, up to 342,500 shares, for sale to the Company's directors, officers, employees and other parties associated with the Company (collectively, "Participants"), as set forth in the Prospectus (as defined herein) under the heading "Underwriting" (the "Directed Share Program"). The Firm Securities to be sold by the Designated Underwriter pursuant to the Directed Share Program (the "Directed Shares") will be sold by the Designated Underwriter pursuant to this Agreement at the public offering price. Any Directed Shares not orally confirmed for purchase by a Participant by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus. The Company hereby agrees with the several Underwriters named in Schedule A hereto (the "Underwriters") as follows:

     2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Underwriters that:

          (a) A registration statement (No. 333-91683) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission (the "Commission") and either (i) has been declared effective under the Securities Act of 1933, as amended (the "Act") and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective, either
     (i) an additional registration statement (the "additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and all the Offered Securities have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (ii) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing all the Offered Securities will have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such

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     registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (i) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or
     (ii) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement." The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement." The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement." The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the "Prospectus." No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

          (b) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (i) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, and on each Closing Date (as hereinafter defined) each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.

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          (c) The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware, with full power and authority (corporate and other) to own, lease or operate its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole ("Material Adverse Effect").

          (d) Each subsidiary of the Company has been duly incorporated or organized, as the case may be, and is validly existing and in good standing under the laws of the jurisdiction of its organization, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation, partnership, limited liability company or business trust, as applicable, and is in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect; all of the issued and outstanding capital stock or other equity interest of each subsidiary of the Company is owned of record and beneficially by the Company or by a subsidiary of the Company and, in the case of capital stock, has been duly authorized and validly issued, is fully paid and nonassessable; and the capital stock or other equity interest of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects, except as disclosed in the Prospectus.

          (e) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and the shareholders of the Company have no preemptive rights with respect to the Offered Securities and, except as described in the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, or any commitment, plan or arrangement to issue, any shares of capital stock of the Company or any subsidiary thereof or any security convertible into or exchangeable or exercisable for any capital stock of the Company or any subsidiary thereof.

          (f) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

          (g) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

          (h) The Securities have been authorized for quotation on The Nasdaq Stock Market, Inc.'s National Market, subject to official notice of issuance.

          (i) Except as disclosed in the Prospectus, no consent, approval, authorization, or order of, or filing with, any governmental agency or body (including, without limitation, the Federal Communications Commission (the "FCC")) or any court is required to be obtained or made by the Company for the consummation by the Company of the transactions contemplated by this Agreement in connection with the offer and sale of the Offered Securities by the Company, except such as have been obtained and made under the Act and such as may be required under state securities laws and except that a copy of this Agreement is to be filed with the FCC within 30 days of its execution.

          (j) The execution, delivery and performance of this Agreement, the issuance and sale of the Offered Securities and the consummation of the transactions by the Company herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject (except where the breach, violation or default would not, individually or in the aggregate, have a Material Adverse Effect), or the charter, by-laws or similar organizational documents of the Company or any such subsidiary, assuming that in connection with the consummation of such

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     transactions, (i) George G. Beasley continues to hold in his own name and exercise voting control of the securities of the Company representing majority voting control of the Company; (ii) each purchaser of the Offered Securities is qualified under the Communications Laws (as defined in Section 6(d)(viii) of this Agreement) to hold such interest; and (iii) not more than 25% of the capital stock of the Company in the aggregate is owned by foreign governments, alien individuals or entities or representatives thereof. The Company has full power and authority (corporate and other) to authorize, issue and sell the Offered Securities pursuant to this Agreement.

          (k) This Agreement has been duly authorized, executed and delivered by the Company.

          (l) Except as disclosed in the Prospectus, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases or subleases with no exceptions that, individually or in the aggregate, would materially interfere with the aggregate use of such properties in any one radio market.

          (m) The Company and its subsidiaries possess adequate certificates, authorities or permits and hold all necessary licenses (including, without limitation, licenses issued by the FCC) issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, license, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

          (n) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

          (o) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "Intellectual Property Rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property Rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

          (p) The Company and its subsidiaries have filed all necessary federal, state, local and foreign income and franchise tax returns, except where the failure to file such returns would not have a Material Adverse Effect, and the Company and its subsidiaries have paid all taxes shown as due thereon; and other than tax deficiencies that the Company or its subsidiaries are contesting in good faith and for which adequate reserves have been provided, there is no tax deficiency that has been asserted against the Company or its subsidiaries that would, individually or in the aggregate, have a Material Adverse Effect.

          (q) Neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

          (r) Except as disclosed in the Prospectus, there are no pending actions, suits, proceedings, inquiries or investigations before or brought by any court or governmental agency or body (including, without limitation, the FCC) against or, to the knowledge of the Company, affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the offer and sale of the Offered Securities by the Company; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.


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          (s) The financial statements included in each Registration Statement and the Prospectus present fairly the combined financial position of Beasley FM Acquisition Corp. and Related Companies as of the dates shown and the results of their combined operations and their combined cash flows for the periods shown, and, except as otherwise disclosed in the Prospectus, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the schedules included in each Registration Statement present fairly the information required to be stated therein; and the assumptions used in preparing the pro forma financial information included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

          (t) Since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties, prospects or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company or any of its subsidiaries on any class of their capital stock or other equity interests.

          (u) The statistical and market-related data included in the Prospectus are based on or derived from sources that the Company believes to be accurate and reliable.

          (v) Each of the Company and its subsidiaries (i) make and keep accurate books and records and (ii) maintain internal accounting controls that provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain profitability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

          (w) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

          (x) To the knowledge of the Company, KPMG, LLP, which firm has examined the combined financial statements as set forth in its report included in the Prospectus, is an independent public accounting firm within the meaning of the Act and the rules and regulations thereunder.

          (y) The [specified radio station acquisition agreement(s)], has been duly authorized, executed and delivered by the Company and constitutes a validly and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (z) Each of the Company, its subsidiaries and their respective stockholders and other equity holders has taken all requisite corporate and other action to approve and adopt the corporate reorganization of Beasley FM Acquisition Corp. and related companies in the manner described in the Prospectus (the "Corporate Reorganization"), to be effective prior to the execution and delivery of this Agreement. The Company has delivered to you a true and complete copy of the Beasley Broadcast Group, Inc. Contribution Agreement, dated as of November 23, 1999, by and among the Company and the parties set forth on Exhibits A and B thereto, together with all related attachments and exhibits (collectively, the "Contribution Documents"), which provide for the Corporate Reorganization.

          (aa) Each of the Company and the other entities party to the Contribution Documents has, and did have at the time the Contribution Documents were executed, full power and authority (corporate and other) to enter into the Contribution Documents and perform their respective obligations thereunder. The execution, delivery and performance of the Contribution Documents by the Company and such entities have been duly authorized and no corporate or other action is necessary, or was necessary at the time the Contribution Documents were executed, to authorize such execution, delivery and performance. The Contribution Documents have been duly authorized,

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     executed and delivered by the Company and the other parties thereto, including natural persons signing in an individual capacity, are in full force and effect and constitute valid and binding obligations of the Company and each such party, enforceable against each of them in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, and have not been amended or modified in any material respect.

          (bb) Except as disclosed in the Prospectus, no consent, approval, authorization, or order of, or filing with, any governmental agency or body (including, without limitation, the FCC) or any court is required, or was required at the time the Contribution Documents were executed, to be obtained or made by the Company or any of the other parties to the Contribution Documents for the consummation of the transactions contemplated by the Contribution Documents, except such as have been obtained and made under the Communications Laws [and except that a copy of the Contribution Documents is to be filed with the FCC within 30 days of their execution].

          (cc) The execution, delivery and performance of the Contribution Documents, and the consummation of the transactions therein contemplated, has not and will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any other party to the Contribution Documents or any of their properties, or any agreement or instrument to which the Company or any such party to the Contribution Documents is a party or by which the Company or any such party to the Contribution Documents is bound or to which any of the properties of the Company or any such party to the Contribution Documents is subject, or the charter, by-laws or other organizational documents of the Company or any such party to the Contribution Documents.

          (dd) There are no pending actions, suits, proceedings, inquiries or investigations before or brought by any court or governmental agency or body (including, without limitation, the FCC) seeking to restrict or prohibit any of the transactions contemplated by the Contribution Documents.

          (ee) The Company has not offered, or caused the Underwriters to offer, any Offered Securities to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

        Furthermore, the Company represents and warrants to the Underwriters that (i) the Registration Statement, the Prospectus and any preliminary prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Prospectus or any preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program, and that (ii) no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities law and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States.

     3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $______ per share, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule A hereto.

        The Company will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by wire transfer to an account at a bank acceptable to Credit Suisse First Boston Corporation ("CSFBC") drawn to the order of the Company, at the office of CSFBC, Eleven Madison Avenue, New York, New York, at 10:00A.M., New York time, on _____________, 2000, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "First Closing Date." For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The stock certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the above office of CSFBC at least 24 hours prior to the First Closing Date.

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        In addition, upon written notice from CSFBC given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the number of shares of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm Securities set forth opposite such Underwriter's name bears to the total number of shares of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company.

        Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date," which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by wire transfer to an account at a bank acceptable to CSFBC drawn to the order of the Company, at the above office of CSFB. The stock certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office of CSFB at a reasonable time in advance of such Optional Closing Date.

     4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

     5. Certain Agreements of the Company. The Company agrees with the several Underwriters that:

          (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

     The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

          (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

          (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

               (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

          (e) The Company will furnish to the Representatives copies of each Registration Statement (five of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

          (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution.

          (g) During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934, as amended, or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request, subject to the limitations under the Act and the Securities Exchange Act of 1934, as amended.

          (h) For a period of 180 days after the date of the initial public offering of the Offered Securities, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC, except issuances of Securities pursuant to the conversion or exchange of shares of the Company's Class B Common Stock, par value $.001 per share, in accordance with the terms thereof, or convertible or exchangeable securities or the exercise of options, in each case outstanding on the date hereof, grants of employee stock options or restricted stock pursuant to the terms of a plan in effect on the date hereof, or issuances of, or any filing of a registration statement on Form S-8 (or any successor form) relating to, Securities pursuant to the exercise of such options or under any employee stock purchase plan in effect on the date hereof.

          (i) The Company has obtained and will deliver to CSFBC no later than the close of business on the date hereof, a lock-up agreement from each of its directors, executive officers and stockholders listed on Schedule B attached hereto.

          (j) The Company will pay all expenses incident to the performance of the obligations of the Company under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for the filing fee incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. (the "NASD") of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

          (k) In connection with the Directed Share Program, the Company will ensure that the Directed Shares will be restricted to the extent required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement. The Designated Underwriter will notify the Company as to which Participants will need to be so restricted. The Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time.

          (l) The Company will pay all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Shares Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program.

        Furthermore, the Company covenants with the Underwriters that the company will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered in connection with the Directed Shares Program.

     6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

          (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of KPMG, LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

               (i) in their opinion the financial statements and schedules examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

               (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in the Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

               (iii) on the basis of a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

               (A) the unaudited financial statements included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

               (B) the unaudited combined net revenues, pro forma net income
          (loss), pro forma basic net income (loss) per share and pro forma diluted net income (loss) per share for the nine months ended September 30, 1998 included in the Prospectus do not agree with the amounts set forth in the unaudited combined financial statements for such period or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited combined statements of operations;

               (C) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in total assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

               (D) for the period from the closing date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Prospectus, in [combined net revenue or pro forma net income (loss) or in the per share amounts of pro forma net income (loss)];

     except in all cases set forth in clauses (C) and (D) above for changes, increases or decreases which the Prospectus discloses have occurred or which are described in such letter; and

               (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

     For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements.

          (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission.

          (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities or preferred stock of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any material suspension or material limitation of trading in securities generally on The New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal, New York or Florida authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

               (d) The Representatives shall have received an opinion, dated such Closing Date, of Latham & Watkins, counsel for the Company, to the effect that:

                    (i) Each of the Company and Beasley Mezzanine Holdings, LLC ("Beasley Mezzanine") has been duly organized and is an existing corporation or limited liability company, as the case may be, in good standing under the laws of the State of Delaware, with corporate or limited liability company power and authority to own its properties and conduct its business as described in the Prospectus; and each of the Company and Beasley Mezzanine is duly qualified to do business as a foreign corporation or limited liability company in good standing in those jurisdictions set forth on Schedule A in the opinion;

                    (ii) [Based soley on certificates from public officials], each of the Company's subsidiaries (other than Beasley Mezzanine) has been duly organized and is an entity validly existing and in good standing under the laws of the state of its organization, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each subsidiary is duly qualified to do business as a foreign corporation, limited liability company, partnership or business trust, as applicable, and in good standing in those jurisdictions set forth on Schedule A in the opinion;

                    (iii) All of the outstanding shares of capital stock of, or other ownership interests in, each of the subsidiaries of the Company is owned of record and beneficially by the Company or by a subsidiary of the Company, was not issued in violation of any preemptive rights, rights of first refusal or other similar rights (in each case created by statute or under any subsidiary's certificate of incorporation, bylaws or other organizational documents or any agreement to which any subsidiary is a party of which such counsel has knowledge), and, in the case of capital stock, has been duly authorized and validly issued, is fully paid and nonassessable; to such counsel's knowledge, all such shares and interests are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature, except as disclosed in the Prospectus;

                    (iv) The Offered Securities delivered on such Closing Date and all other outstanding shares of capital stock of the Company have been duly authorized and will be, when issued and paid for in accordance with this Agreement, validly issued, fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities;

                    (v) Except as described in the Prospectus, to such counsel's knowledge, there are no outstanding options, warrants or other rights calling for the issuance of, or any commitment, plan or arrangement to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for any capital stock of the Company;

                    (vi) Except as described in the Prospectus, to such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

                    (vii) No consent, approval, authorization or order of, or filing with, any governmental agency or body (including, without limitation, the FCC) or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the offer and sale of the Offered Securities by the Company, except such as have been obtained and made under the Act and such as may be required under state securities laws and except that a copy of this Agreement is to be filed with the FCC within 30 days of its execution, and assuming that, in connection with the consummation of such transactions, (i) George S. Beasley continues to hold in his own name and exercise voting control of the voting securities of the Company representing majority voting control of the Company; (ii) each purchaser of the Offered Securities is qualified under the Communications Laws to hold such interest; and (iii) not more than 25% of the capital stock of the Company in the aggregate will be owned by foreign governments, alien individuals or entities, or representatives thereof;

                    (viii) The execution, delivery and performance of this Agreement by the Company, the issuance and sale of the Offered Securities and the consummation of the transactions herein by the Company or therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation (including, without limitation, the Communications Act of 1934, as amended, and the regulations promulgated thereunder (the "Communications Laws")), or, to such counsel's knowledge, any order of any governmental agency or body (including, without limitation, the FCC) or any court having jurisdiction over the Company or any subsidiary of the Company or, to such counsel's knowledge, any of their properties, or any agreement or instrument filed as an exhibit to the Registration Statement to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter, by-laws or similar organizational documents of the Company or any such subsidiary, assuming that, in connection with the consummation of such transactions, (i) George S. Beasley continues to hold in his own name and exercise voting control of the voting securities of the Company representing majority voting control of the Company; (ii) each purchaser of the Offered Securities is qualified under the Communications Laws to hold such interest; and (iii) not more than 25% of the capital stock of the Company in the aggregate will be owned by foreign governments, alien individuals or entities, or representatives thereof. The Company has corporate full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement;

                    (ix) The entities listed on Exhibit A attached to such opinion (the "Licensees") hold the respective FCC Licenses listed thereon. Such FCC Licenses are in full force and effect, except as noted on Exhibit A. As used herein, "full force and effect" means that, to the knowledge of such counsel, the orders issuing the FCC Licenses have become effective, no stay of the effectiveness of such orders has been issued by the FCC, and the FCC Licenses have not been invalidated by any subsequent published FCC action;

                    (x) To the knowledge of such counsel, except for those disclosed in this Agreement, the Registration Statement or on Exhibit B attached to such opinion, and except for proceedings affecting the radio broadcasting industry generally, there are no proceedings pending or threatened in writing under the Communications Laws against the Company, the Licensees or the stations by or before the FCC or before any court having jurisdiction of matters under the Communications Laws which seek the revocation, non-renewal, or material adverse modification of any of the FCC Licenses;

                    (xi) The FCC Statements (which include the statements of the Company in the Registration Statements under the captions "Risk Factors - If we are not able to obtain regulatory approval for our acquisitions, our future growth may be impaired," "Risk Factors - A denial in the renewal of any of our federally-issued operating licenses could negatively affect our results of operations," "Recently Completed and Pending Radio Broadcasting Transactions Pending Acquisitions," "Corporate Reorganization," "Business - Competition; Changes in Broadcasting Industry," "Business - Federal Regulation of Radio Broadcasting" and "Description of Capital Stock - Foreign Ownership"), insofar as they constitute summaries of the Communications Laws and material proceedings thereunder, are accurate and fairly present the information set forth therein in all material respects;

                    (xii) The FCC has granted its consent (the "FCC Consent") to the acquisition by an affiliate owned and controlled by the Company of the FCC Licenses for Stations [specify stations by call letters and location]. The FCC Consent is not subject to any material adverse conditions imposed by the FCC. Without limiting the other qualifications set forth in such opinion, in providing the foregoing opinion such counsel may assume that all standard conditions set forth on the FCC forms evidencing the FCC Consent, those set forth in the FCC orders granting the FCC Licenses or any renewal thereof, and those set forth in the Communications Laws imposed upon licensees generally or radio broadcasting licenses specifically, are conditions in the ordinary course, and such counsel need not express any view on such matters;

                    (xiii) To such counsel's knowledge, no petition for reconsideration or review of the FCC Consent has been filed with the FCC and the FCC has not rescinded or revoked the FCC Consent or given public notice of review of the FCC Consent on its own motion and the time under applicable FCC rules within which any formal request for such reconsideration or review may be filed, or initiated by the FCC on its own motion, has lapsed and no such reconsideration or review has been taken or instituted;

                    (xiv) The [specified radio station acquisition agreement(s)], has been duly authorized, executed and delivered by the Company and constitutes a validly and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                    (xv) The Contribution Documents have been duly authorized, executed and delivered by the Company and the other parties thereto, including natural persons signing in an individual capacity, and constitute valid and binding obligations of the Company and each such party, enforceable against each of them in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                    (xvi) No consent, approval, authorization or order of, or filing with, any governmental agency or body (including, without limitation, the FCC) or any court is required , or was required at the time the Contribution Documents were executed, to be obtained or made by the Company or any of the other parties to the Contribution Documents for the consummation of the transactions contemplated by the Contribution Documents, except such as have been obtained and made;

                    (xvii) The execution, delivery and performance of the Contribution Documents, and the consummation of the transactions therein contemplated, has not and will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation (including, without limitation, the Communications Laws) or, to such counsel's knowledge, order of any governmental agency or body or any court having jurisdiction over the Company or any other party to the Contribution Documents or, to such counsel's knowledge, any of their properties, or any agreement or instrument filed as an exhibit to the Registration Statement to which the Company or any such party to the Contribution Documents is a party or by which the Company or any such party to the Contribution Documents is bound or to which any of the properties of the Company or any such party to the Contribution Documents is subject, or the charter, by-laws or similar organizational documents of the Company or any such party to the Contribution Documents;

                    (xviii) Assuming that the representations contained in the Contribution Agreement are true, correct and complete, it is not necessary to register under the Act the shares of the Company's Class A common stock, par value $.001 per share, and Class B common stock, par value $.001 per share, in connection with the offer, sale and delivery of such shares to the Stockholders (as defined in the Contribution Agreement) pursuant to the Contribution Agreement;

                    (xix) To the knowledge of such counsel, there are no pending actions, suits, proceedings, inquiries or investigations before or brought by any court or governmental agency or body (including, without limitation, the FCC) seeking to restrict or prohibit any of the transactions contemplated by the Contribution Documents;

                    (xx) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; such counsel have no reason to believe that any part of a Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the descriptions in the Registration Statements and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and such counsel do not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statements or the Prospectus; and

                    (xxi) This Agreement has been duly authorized, executed and delivered by the Company.

With respect to the information contained in opinions (ii), (iii), (xiv) and
(xv), such counsel may state that he has relied upon legal opinions rendered to him in connection with the Offering by counsel familiar with the capital structure of the Company's subsidiaries or with the agreements in question, as the case may be. The foregoing opinions may be limited to the federal securities laws of the United States of America, the laws of the State of New York and the Delaware General Corporation Law, and counsel rendering the foregoing opinion may rely as to questions of fact upon the representations of the Company set forth in this Agreement and upon certificates of officers of the Company and of government officials. In addition, counsel may state that it has made no special inquiry or investigation in respect of opinions that are rendered to the knowledge of such counsel. Such counsel may also include in its opinion standard and customary qualifications and limitations.

          (e) The Representatives shall have received from Weil, Gotshal & Manges LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the Registration Statements, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (f) The Company and the other parties to the Contribution Documents shall have consummated the Corporate Reorganization in compliance with the terms and conditions of the Contribution Documents and as described in the Prospectus.

          (g) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct as though made on such Closing Date; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

          (h) The Representatives shall have received a letter, dated such Closing Date, of KPMG, LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three business days prior to such Closing Date for the purposes of this subsection.

The Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

     7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below, and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus if the Company has previously furnished such quantity of copies thereof to such Underwriter.

        The Company agrees to indemnify and hold harmless the Designated Underwriter and each person, if any, who controls the Designated Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (the "Designated Entities"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of the Designated Entities.

          (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each
Underwriter: the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting," the information concerning discretionary sales contained in the sixth paragraph under the caption "Underwriting" and the over-allotment and stabilization information contained in the last paragraph under the caption "Underwriting."

          (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to the last paragraph in
Section 7(a) hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for the Designated Underwriter for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program, and all persons, if any, who control the Designated Underwriter within the meaning of either Section 15 or Section 20 of the Exchange Act. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or failure to act by or on behalf of an indemnified party.

          (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

     8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered

Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

     9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under
Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

     10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department - Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 3033 Riviera Drive, Suite 200, Naples, Florida 34103, Attention: Chief Financial Officer; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

     11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

     12. Representation. The Representatives will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters.

     13. Counterparts. This Agreement may be executed in any of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

        The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.


                                    Very truly yours,

                                    BEASLEY BROADCAST GROUP, INC.

                                    By:
                                       ----------------------------------
                                    Name:
                                         --------------------------------
                                    Title:
                                          -------------------------------


The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date and effective time first above written.

    CREDIT SUISSE FIRST BOSTON CORPORATION
    BANC OF AMERICA SECURITIES LLC
    SALOMON SMITH BARNEY INC.
    DEUTSCHE BANK SECURITIES INC.

        Acting on behalf of themselves and as the Representatives of the several

          Underwriters.

    By: CREDIT SUISSE FIRST BOSTON CORPORATION

    By:
       -----------------------------
    Name:
         ---------------------------
    Title:
          --------------------------

                                   SCHEDULE A

                                                                                        TOTAL
                                                                                      NUMBER OF
                                                                                         FIRM
                                                                                      SECURITIES
                                                        NUMBER OF FIRM SECURITIES       TO BE
                     UNDERWRITER                                  TO BE SOLD          PURCHASED
                     -----------                                  ----------          ---------
Credit Suisse First Boston Corporation............
Banc of America Securities LLC....................
Salomon Smith Barney Inc..........................
Deutsche Bank Securities Inc......................
[others]..........................................

                                                          ---------      ---------       ---------
       Total......................................
                                                          =========      =========       =========


                                   SCHEDULE B

1.      George B. Beasley
2.      George Beasley Estate Reduction Trust
3.      George Beasley Grantor Retained Annuity Trust
4.      Bruce G. Beasley
5.      Brian E. Beasley
6.      B. Caroline Beasley
7.      Bradley C. Beasley
8.      Robert E. Beasley
9.      Shirley W. Beasley
10.     J. Daniel Highsmith
11.     Reed Miami Holdings, Inc.